UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 20, 2005 (September 1, 2005)
THE FASHION HOUSE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Colorado	033-07075-LA	33-1079781

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6310 San Vicente Blvd., #330, Los Angeles, California	90048-5499

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (323) 939-3031

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.
Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.
Item 4.01 Changes in Registrant’s Certifying Accountant.
On September 1, 2005, our independent registered public accounting firm, Hein & Associates LLP (“Hein & Associates”), resigned. We intend to engage a new independent auditor for our current fiscal year.
(a)	During our two most recent fiscal years ended March 31, 2004 and March 31, 2005, and the subsequent interim period through August 31, 2005, there were no disagreements between us and Hein & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Hein & Associates’ satisfaction, would have caused Hein & Associates to make reference to the subject matter of the disagreement in connection with its reports.

Except as described in the following two paragraphs, during the fiscal years ended March 31, 2004 and March 31, 2005, and the subsequent interim period through August 31, 2005, there were no reportable events described under Item 304(a)(1)(iv) of Regulation S-B.

Hein & Associates’ reports on the financial statements for each of our two most recent fiscal years ended March 31, 2004 and March 31, 2005 included an explanatory paragraph with respect to our ability to continue operations as a going concern.

In connection with its audit of our financial statements for the fiscal year ended March 31, 2005, Hein & Associates advised our management of significant deficiencies that existed in the design and operation of our internal controls that was considered by Hein & Associates to be material weaknesses. A discussion of such material weaknesses may be found in Item 8A of our Annual Report on Form 10-KSB for the year ended March 31, 2005, which was filed with the Securities and Exchange Commission on July 26, 2005.

In order to address these material weaknesses, we have retained a new Chief Financial Officer and have separated the officer functions of Chief Executive Officer and Chief Financial Officer to satisfy our continuing reporting obligations as a public company.

We have provided Hein & Associates a copy of the foregoing disclosures. We have included the letter that is required from Hein & Associates by Item 304(a)(3) as an exhibit to this Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

The following exhibit is furnished with this report on Form 8-K:
Ex. 99.1 – Letter from Hein & Associates, LLP, dated September 20, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Fashion House Holdings, Inc.
(Registrant)

Date	September 20, 2005
		By:	/s/ Ronald E. Wittman
		Name	Ronald E. Wittman
		Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description
99.1	Letter from Hein & Associates, LLP, dated September 20, 2005.